SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of report: May 9, 2001

                            Ursus Telecom Corporation
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                           (Exact Name of Registrant)

                                     Florida
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                            (State of Incorporation)

             333-46197                             65-0398306
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     (Commission File Number)           (I.R.S. Employer Identification No.)



440 Sawgrass Corporate Parkway, Suite 112, Sunrise, Florida            33325
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (954) 846-7887
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              (Registrant's Telephone Number, Including Area Code)

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          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

On May 2, 2001, Ernst & Young LLP ("Ernst & Young") informed us that it was resigning (effective immediately) as our principal independent certified public accountant.

In connection with the previous audit of our financial statements for each of the two fiscal years ended March 31, 2000 there have been no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report on our financial statements.

The reports of Ernst & Young on our financial statements for each of the two years in the period ended March 31, 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years, we had no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

We requested Ernst & Young to furnish us a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 2, 2001 is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.
         c)  Exhibits

                  (16.1)  Letter re change in certifying accountant.

                  (16.2)  Letter re accountant's review of Item 4 disclosure.

                           Exhibit Index

Exhibit No.                Description
-----------                -----------

16.1                       Letter re change in certifying accountant.

                           Exhibit 16.1


16.2                       Letter re accountant's review of Item 4 disclosure.

                           Exhibit 16.2

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                Description
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16.1                       Letter re change in certifying accountant.

16.2                       Letter re accountant's review of Item 4 disclosure.